COLLEGE RETIREMENT EQUITIES FUND (CREF)

SUPPLEMENT NO. 1
dated August 21, 2008
to the May 1, 2008 Prospectus

SOCIAL CHOICE ACCOUNT CHANGES

The Social Choice Account utilizes KLD Research & Analytics, Inc. (“KLD”) to screen potential investments for the Account based on certain environmental, social and governance (“ESG”) criteria. The manner in which KLD undertakes its ESG evaluation has been updated. Therefore, the third, fourth and fifth full paragraphs on pages 28 and 29 of the Prospectus (which start with “Companies that are currently excluded...” and end with the paragraph that starts “The Corporate Governance and Social Responsibility Committee...”) should be replaced with the following language:
     “Prior to being eligible for inclusion in the Account, companies are subject to a comprehensive ESG performance evaluation, consisting of numerous factors. The ESG evaluation process favors companies that are:

  Strong stewards of the environment;
  Devoted to serving local communities and society generally;
  Committed to high labor standards for their own employees and those in the supply chain;
  Dedicated to producing high-quality and safe products; and
  Managing their companies in an exemplary and ethical manner.
     Examples of environmental assessment categories are management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.
     Companies are subsequently ranked by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in KLD’s indices or the Account. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.
     The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from KLD’s indices or the Account, most companies involved in these industries are ineligible for inclusion in the Account due to their poor overall ESG performance relative to their industry sector peers.
     The Corporate Governance and Social Responsibility Committee of CREF’s Board of Trustees provides guidance in deciding whether investments meet the social criteria. The Account will do its best to make sure that its investments meet the social criteria, but TCIM cannot guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, TCIM has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any modifications KLD makes to its ESG evaluation process.”

PORTFOLIO MANAGER CHANGES

The portfolio management teams of the Bond Market, Inflation-Linked Bond and Social Choice Accounts have changed. Therefore, the following information on the portfolio management teams for the Bond Market and Inflation-Linked Bond Accounts should replace the existing information for these Accounts within the “Portfolio Management Teams” section on pages 48 and 49 of the Prospectus:

				Total Experience
				(since dates
	Portfolio Role/			specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

BOND MARKET ACCOUNT

Elizabeth (Lisa) D. Black, CFA	Asset Allocation	Teachers Advisors, Inc. (“TAI”), TIAA and its	1987	1987	2008
Managing Director	(General Oversight)	affiliates – 1987 to Present (currently, head of
		fixed-income portfolio management and asset
		allocation; previously, head of third-party fixed-
		income portfolio management teams)

John M. Cerra	Lead Portfolio Manager	TCIM, TIAA and its affiliates – 1985 to Present	1985	1985	2003
Managing Director	and Asset Allocation	(fixed-income credit research and portfolio
		management)

INFLATION-LINKED BOND ACCOUNT

John M. Cerra	Lead Portfolio Manager	TCIM, TIAA and its affiliates – 1985 to Present	1985	1985	2008
Managing Director		(fixed-income credit research and portfolio
		management)

Additionally, Lisa Black has been added to the portfolio management team of the Social Choice Account to oversee the asset allocation of the fixed-income portion of the Account. The following information should be added to the Account’s section under “Portfolio Management Teams” on page 49 of the Prospectus:

Total Experience
(since dates
	Portfolio Role/			specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

SOCIAL CHOICE ACCOUNT

Elizabeth (Lisa) D. Black, CFA	Fixed-Income	TAI, TIAA and its affiliates – 1987 to Present	1987	1987	2008
Managing Director	Asset Allocation	(currently, head of fixed-income portfolio
	(General Oversight)	management and asset allocation; previously,
head of third-party fixed-income portfolio
management teams)

In addition to the change above, the entry in the column entitled “Portfolio Role/Coverage/Expertise/Specialty” in the Social Choice Account’s portfolio management team table for Stephen Liberatore should be changed to “Fixed-Income Lead Portfolio Manager and Asset Allocation.”

A11668 (8/08)